Principal Diversified Select Real Asset Fund
Supplement dated September 21, 2020
to the Statement of Additional Information dated August 1, 2020

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

MANAGEMENT OF THE FUND
In the Leadership Structure and Board of Trustees section, under Independent Trustees, add the following to the alphabetical list:
John Kenney. Mr. Kenney has served as an Independent Board Member of the Fund Complex since 2020. From 2011 to January, 2020, Mr. Kenney served in various capacities at Legg Mason Global Asset Management, including most recently as Executive Vice President, Global Head of Affiliate Strategic Initiatives. Prior to that, from 2002 to 2011, he served in various roles in the fixed income and capital markets business of Legg Mason and its related entities. Through his employment experience and experience as a board member, Mr. Kenney is experienced with financial, accounting, regulatory and investment matters.
In the Committee and Independent Board Members table, remove Mark Grimmett from the Executive Committee and add the following Board Member alphabetically:
Patrick G. Halter
In the Committee and Independent Board Members table, under Operations Committee, add the following to the alphabetical list:
John Kenney
Under Additional Information Regarding Board Members and Officers, add the following alphabetically in the INDEPENDENT BOARD MEMBERS table:

John D. Kenney 711 High Street Des Moines, IA 50392 1965	Director, PFI and PVC (since 2020) Trustee, PETF (since 2020) Trustee, PDSRA (since 2020)	Boston Consulting Group (management consulting) Legg Mason Global Asset Management	127
Legg Mason Investment Management
Affiliates: Brandywine Global;
Clarion Partners;
ClearBridge Investments;
Entrust Global;
Martin Currie Investment Management;
QS Investors;
RARE Infrastructure;
Royce and Associates;
Western Asset Management; Permal Group (merged into Entrust); Legg Mason Poland

Under Board Member Ownership of Securities, add the following:
Mr. Kenney was a member of the Executive Committee at Legg Mason, Inc. (“Legg Mason”) until January 1, 2020, and served on the board of each Legg Mason affiliate, including RARE Infrastructure (North America Pty Limited), a sub-advisor to the Principal Fund Complex. Mr. Kenney’s compensation from Legg Mason, including securities liquidated following his employment there, exceeded $120,000. Mr. Kenney remains subject to Legg Mason (now Franklin Resources, Inc.) deferred compensation plans that are invested in mutual funds sponsored and/or advised by Legg Mason and/or Franklin Templeton.

INVESTMENT ADVISORY AND OTHER SERVICES
In the Investment Advisors section, delete references to ClearBridge RARE Infrastructure (North America) Pty Limited and replace with the following:
ClearBridge RARE Infrastructure (North America) Pty Limited (“ClearBridge”), Level 13, 35 Clarence Street, Sydney, Australia 2000, is a registered investment adviser founded in 2009 and specializes solely in global infrastructure. ClearBridge is an indirect wholly-owned subsidiary of Franklin Resources, Inc.

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